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                                                                    Exhibit 99.1


                              STATEMENT UNDER OATH
                                       OF
                           PRINCIPAL EXECUTIVE OFFICER
        REGARDING FACTS & CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Bryan J. Mitchell, Chairman and Chief Executive Officer, state and attest that:

     1. To the best of my knowledge, based upon a review of the covered reports of MCG Capital Corporation, and, except as corrected or supplemented in a subsequent covered report:

         a. No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         b. No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     2. I have reviewed the contents of this statement with the Audit Committee of MCG Capital Corporation.

     3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         a. Annual Report on Form 10-K for Fiscal Year ended December 31, 2001; and

         b. All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of MCG Capital Corporation filed with the Commission subsequent to filing of the Form 10-K identified above; and

         c.   Any amendments to any of the foregoing.


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                                              Subscribed and sworn to before me
                                              this 5th day of August, 2002.

/s/ Bryan J. Mitchell
------------------------------------
Bryan J. Mitchell                             /s/ Mary Cotturo
Chairman and Chief Executive Officer          ----------------
MCG Capital Corporation                       Notary Public

Date:  August 5, 2002                         Expires 3/31/06